UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 26, 2017

 Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)
(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events
Belden Inc. (Belden, the Company, us, we, or our) is filing this Current Report on Form 8-K to recast certain prior period amounts to conform with the segment reporting changes made in the quarter ended April 2, 2017 in connection with the formation of the new Network Solutions segment, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2016.

In the first quarter, we formed a new segment called Network Solutions to leverage the Company’s strengths in networking, IoT, and cybersecurity technologies. This new segment represents the combination of the former Industrial IT and Network Security segments. The formation is a natural evolution in our organic and inorganic strategies for a range of industrial and non-industrial applications. As a result of this change, the Company now has four reportable segments: Broadcast Solutions, Enterprise Solutions, Industrial Solutions, and Network Solutions.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect this type of change. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2016, to reflect the change in segment reporting as described above. The updates do not represent a restatement of previously issued financial statements. The recast information of Items contained in the Company’s 2016 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3, and 99.4 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate our audited consolidated financial statements, which were included in our 2016 Form 10-K. This Form 8-K does not reflect events occurring after we filed our 2016 Form 10-K and does not modify or update the disclosures herein in any way, other than to illustrate the realignment of our organizational structure as described above. For significant developments which have occurred subsequent to the filing of the 2016 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended April 2, 2017.

Item 9.01. Financial Statements and Exhibits
The following exhibits are filed with this document.

Exhibit Number	Description of Exhibit

4.19	Fifth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022

4.20	Fourth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023

4.21	Third Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024

4.22	First Supplemental Indenture relating to 4.125% Senior Subordinated Notes due 2026

23.1	Consent of Ernst & Young LLP

99.1
Updates, where applicable, to Part I, Item 1. Business, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.2
Updates, where applicable, to Part I, Item 2. Properties, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.3
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.4
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.5
Updates, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 17, 2017

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BELDEN INC.

Date: June 26, 2017	By:	/s/ Douglas R. Zink
Douglas R. Zink
Vice President and Chief Accounting Officer

Index to Exhibits

Exhibit Number	Description of Exhibit

4.19	Fifth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2022

4.20	Fourth Supplemental Indenture relating to 5.5% Senior Subordinated Notes due 2023

4.21	Third Supplemental Indenture relating to 5.25% Senior Subordinated Notes due 2024

4.22	First Supplemental Indenture relating to 4.125% Senior Subordinated Notes due 2026

23.1	Consent of Ernst & Young LLP

99.1
Updates, where applicable, to Part I, Item 1. Business, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.2
Updates, where applicable, to Part I, Item 2. Properties, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.3
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.4
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 17, 2017

99.5
Updates, where applicable, to Part IV, Item 15. Exhibits and Financial Statement Schedules, from Belden’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 17, 2017

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Taxonomy Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation